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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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COMPANY                                                       INCORPORATION
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
American Down & Textile Company.............................  Wisconsin
Brawn of California, Inc. ..................................  California
Company Store Holdings, Inc.................................  Delaware
Gump's By Mail, Inc.........................................  Delaware
Gump's Corp.................................................  California
Hanover Direct Pennsylvania, Inc. ..........................  Pennsylvania
Hanover Direct Virginia, Inc. ..............................  Delaware
LWI Holdings, Inc...........................................  Delaware
Scandia Down Corporation....................................  Delaware
Hanover Holding Corp. ......................................  Delaware
Gump's, Holdings, Inc. .....................................  Delaware
D.M. Advertising, Inc. .....................................  New Jersey
Hanover Realty, Inc. .......................................  Virginia
The Company Store Factory, Inc..............................  Delaware
The Company Office, Inc. ...................................  Delaware
Austad Holdings, Inc........................................  Delaware
The Austad Company..........................................  South Dakota
Colonial Garden Kitchens, Inc...............................  Delaware
Keystone Fulfillment, Inc...................................  Delaware
Silhouettes, LLC............................................  Delaware
Tweeds, LLC.................................................  Delaware
Hanover Women's Apparel, LLC................................  Delaware
Hanover Home Fashion Group, LLC.............................  Delaware
Domestications, LLC.........................................  Delaware
Hanover Company Store, LLC..................................  Delaware
The Horn & Hardart Company, Inc.............................  New York
Aegis Catalog Corporation...................................  Delaware
Aegis Retail Corporation....................................  Delaware
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